                                                   EXHIBIT I



                      PLEDGE AGREEMENT



        THIS PLEDGE AGREEMENT (this "Agreement") is made and

entered into as of February 1, 1996 by C.I.S. TECHNOLOGIES, INC., a Delaware corporation ("Pledgor), in favor of GENERAL
ELECTRIC CAPITAL CORPORATION, a New York corporation
(together with its successors and assigns in such capacity, "Lender").


                    W I T N E S S E T H:

        WHEREAS, Pledgor is the legal and beneficial owner of the outstanding shares of stock set forth on Schedule I hereto (the "Pledged Shares") and issued by C.I.S., Inc., an Oklahoma corporation ("Borrower");

        WHEREAS, Pledgor, Lender and Borrower have entered into the Amended and Restated Credit Agreement dated as of February 1, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), providing for the extension of credit by Lender to Borrower to, among other things, refinance certain indebtedness of Borrower and to provide for ordinary working capital needs of Borrower, upon the terms and subject to the conditions set forth therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement;

        WHEREAS, Pledgor is and shall be the corporate parent of Borrower, and it is to the advantage of Pledgor that Lender enter into the Credit Agreement;

        WHEREAS, Pledgor has entered into a Guaranty, dated as of October 15, 1994, in favor of Lender (as amended, supplemented or otherwise modified from time to time, the "Parent Guaranty"), providing for the guarantee by Pledgor of Borrower's Obligations under the Credit Agreement; and























             STM-63734.1

        WHEREAS, Lender has required, as a condition to entering into the Credit Agreement, that Pledgor pledge and grant to Lender, a security interest in the Pledged
Collateral (as defined herein) to secure the payment and performance by Pledgor of its obligations under the Parent
Guaranty;

        NOW, THEREFORE, in consideration of the premises and in order to induce Lender to extend credit under the Credit
Agreement, Pledgor hereby agrees with the Lender, as follows:


        SECTION 1.  PLEDGE.  Pledgor hereby pledges and
grants to Lender a continuing security interest in all of the following property now owned or at any time hereafter acquired by Pledgor or in which Pledgor now has, or may acquire in the future, any right, title or interest thereto
(collectively, the "Pledged Collateral"):

        (a)  the Pledged Shares of Pledgor; and

        (b) all additional shares of Stock of Borrower hereafter acquired, received or owned by Pledgor (the
"Additional Shares"); and

        (c) the certificates representing the Pledged Shares and the Additional Shares (all of which shall be deemed to be part of the Pledged Shares), and all products and Proceeds of any of such Pledged Shares, including, without limitation, all dividends, cash, instruments, subscriptions, warrants and any other rights and options and other property from time to time received, receivable or otherwise distributed to Pledgor in respect of or in exchange for any or all of such Pledged Shares.

        SECTION 2.  SECURITY FOR OBLIGATIONS.  This
Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all of Pledgor's obligations under the Parent Guaranty, whether now existing or hereafter incurred, (collectively, the "Secured Obligations").

        SECTION 3.  DELIVERY OF PLEDGED COLLATERAL.  All
certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Lender pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by






















                                          -2-              STM-63734.1
duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Lender.

        SECTION 4. REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants to Lender as follows:

        (a) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable.
There are no existing options, warrants, calls or commitments of any character whatsoever relating to any of the Pledged Shares. None of the Pledged Shares is subject to any shareholder agreement, voting trust agreement or any other agreement in respect of the rights of shareholders.

        (b) Pledgor is the sole legal and beneficial owner of the Pledged Collateral, free and clear of any Lien or claims of any Person except for the security interest created by this Agreement. None of the Pledged Shares has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any applicable jurisdiction.

        (c) This Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or other similar laws affecting the rights of creditors generally or by the application of general equity principles.

        (d)  The pledge and delivery of the Pledged
Collateral pursuant to this Agreement creates a valid first priority perfected security interest in the Pledged
Collateral pledged by Pledgor, securing the payment of the Secured Obligations.

        (e) No authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required either (i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor or (ii) for the exercise by Lender of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral of Pledgor pursuant to this Agreement (except as may be required in connection with the disposition of the Pledged Collateral by laws affecting the offering and sale of securities generally).






















                                          -3-              STM-63734.1

        (f) Pledgor has full power, authority and legal right to pledge all the Pledged Collateral pledged by Pledgor pursuant to this Agreement.

        (g) The Pledged Shares constitute 100% of the issued and outstanding capital stock of all classes of Borrower as set forth on Schedule I hereto.

        The foregoing representations and warranties shall be deemed to have been made by Pledgor on each date of each extension of credit by Lenders under the Credit Agreement.


        SECTION 5.  FURTHER ASSURANCES; ADDITIONAL SHARES.

        (a) Pledgor agrees that at any time and from time to time, at Pledgor's expense, Pledgor will promptly execute and deliver, or cause to be executed and delivered, all stock powers, proxies, assignments, instruments and documents and take all further action, at Lender's request, that is reasonably necessary, in order to perfect, or maintain perfection of, any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral pledged by Pledgor and to carry out the provisions and purposes hereof.

        (b) Pledgor further agrees that it will, upon obtaining any Additional Shares pledge such Additional Shares to Lender and promptly (and in any event within three
(3) Business Days) deliver to Lender a duly executed Pledge Agreement Supplement in substantially the form of Schedule II hereto (a "Pledge Agreement Supplement") identifying the Additional Shares which are pledged by Pledgor pursuant to this Agreement. Pledgor hereby authorizes Lender to attach each executed Pledge Agreement Supplement to this Agreement and agrees that all Additional Shares listed on any Pledge Agreement Supplement delivered to Lender shall for all purposes hereunder constitute Pledged Shares and Pledged Collateral.

        (c) Pledgor agrees to defend the title to the Pledged Collateral pledged by Pledgor and the security interest therein of Lender under this Agreement against the Lien or claim of any Person and to maintain and preserve such security interest until the Termination Date.

























                                          -4-              STM-63734.1

        SECTION 6.  VOTING RIGHTS; DIVIDENDS; ETC.

        (a) Subject to Section 6(d) hereof, Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof; provided, however, that Pledgor shall not exercise or shall refrain from exercising any such right if such action or inaction could have a material adverse effect on the value of the Pledged Collateral or any part thereof or affect the priority or perfection of Lender's Lien thereon or be inconsistent with or violate any provisions of this Agreement (including without limitation, Section 11 hereof), the Parent Guaranty, the Credit Agreement or any of the other Loan Documents. Lender shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to this Section 6(a).

        (b) Subject to Section 6(d) hereof, and to the extent permitted by the Credit Agreement, Pledgor shall be entitled to receive all cash dividends paid from time to time in respect of the Pledged Shares in the normal course of business of Borrower and consistent with past practice and which are permitted under the Credit Agreement.

        (c)  Any and all (i) dividends or other
distributions paid or payable in the form of instruments and other property (other than cash dividends permitted under Section 6(b) hereof) received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, (ii) dividends and other distributions paid or payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (iii) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Shares, shall be in each case forthwith delivered to Lender to hold as Pledged Collateral for the benefit of Lender and shall, if received by Pledgor, be received in trust for the benefit of Lender, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Lender as Pledged Collateral in the same form as so received (with any necessary endorsements).

        (d) Upon the occurrence and during the continuance of an Event of Default, (i) all rights of





















                                          -5-             STM-63734.1

Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to this Section 6 hereof shall cease, and all such rights shall thereupon become vested in Lender which shall thereupon have the sole right to exercise such voting and other consensual rights and (ii) all cash dividends or other distributions payable in respect of the Pledged Shares shall be paid to Lender for its benefit and Pledgor's right to receive such payments and distributions pursuant to Section 6(b) hereof shall immediately cease.

        (e) All dividends or other distributions which are received by Pledgor contrary to the provisions of this
Section 6 shall be received in trust for the benefit of Lender, shall be segregated from other funds of Pledgor and shall be forthwith paid over to Lender as Pledged Collateral for the benefit of Lender in the same form as so received (with any necessary endorsements).

        SECTION 7. COVENANTS. Pledgor covenants and agrees with Lender from and after the date of this Agreement until the Termination Date that Pledgor will not (a) sell, transfer or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral pledged by Pledgor without the prior written consent of Lender, (b) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral pledged by Pledgor, except for the security interest granted under this Agreement, and
(c) enter into any agreement or understanding that purports to or may restrict or inhibit Lender's rights or remedies hereunder, including, without limitation, Lender's right to sell or otherwise dispose of the Pledged Collateral pledged by Pledgor.

        SECTION 8.  LENDER APPOINTED ATTORNEY-IN-FACT.
Pledgor hereby irrevocably appoints Lender Pledgor's true and lawful attorney-in-fact, coupled with an interest, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Lender's discretion, for the purpose of carrying out the terms of this Agreement, to take any action and to execute any instrument which Lender may deem necessary or advisable to further perfect and protect the security interest granted hereby, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest or principal payment or other distribution in respect of the Pledged Collateral pledged by Pledgor or any part thereof and to give full discharge for the same.





















                                          -6-             STM-63734.1

        SECTION 9. LENDER MAY PERFORM. If Pledgor fails to perform any agreement contained herein, Lender may itself perform, or cause performance of, such agreement, and the reasonable expenses of Lender incurred in connection therewith shall be payable by Pledgor.

        SECTION 10. NO ASSUMPTION OF DUTIES; REASONABLE CARE. The rights and powers granted to Lender hereunder are being granted in order to preserve and protect Lender's security interest in and to the Pledged Collateral granted hereby and shall not be interpreted to, and shall not, impose any duties on Lender in connection therewith. Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which Lender accords its own property, it being understood that Lender shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, tenders or other matters relative to any Pledged Collateral, whether or not Lender has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

        SECTION 11.  SUBSEQUENT CHANGES AFFECTING
COLLATERAL. Pledgor represents to Lender that Pledgor has made its own arrangements for keeping informed of changes or potential changes affecting the Pledged Collateral pledged by Pledgor (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and Pledgor agrees that Lender shall have no responsibility or liability for informing Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.
Pledgor covenants that it will not, without the prior written consent of Lender, vote to enable, or take any other action to permit, Borrower to issue any capital stock or to sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral pledged by Pledgor or create or permit to exist any Lien upon or with respect to any of the Pledged Collateral pledged by Pledgor, except for the security interests granted under this Agreement.

        SECTION 12.    DEFAULTS AND REMEDIES.

        (a) Upon the occurrence of an Event of Default and during the continuation of such Event of Default, Lender
(personally or through an agent) is hereby authorized and




















                                          -7-              STM-63734.1
empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged
Collateral, to exchange certificates or instruments representing or evidencing the Pledged Collateral for certificates or instruments of smaller or larger denomina-tions, to exercise the voting rights with respect thereto, to collect and receive all cash dividends and other distributions made thereon, to sell in one or more sales after five (5) days' notice of the time and place of any public sale or of the time after which a private sale is to take place (which notice Pledgor agrees is commercially reasonable), but without any previous notice or advertisement, the whole or any part of the Pledged Collateral and to otherwise act with respect to the Pledged Collateral as though Lender were the outright owner thereof, but in each case in accordance with applicable law; provided, however, Lender shall not have any duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so. Any sale shall be made at a public or private sale at Lender's place of business, or at any public building in the City of New York or elsewhere to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Lender may deem fair, and Lender may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but Lender reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer, employee or agent of Lender.

        (b) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to Lender, in its discretion, the unlikelihood of the proceeds of the sales of the whole of the Pledged Collateral being sufficient to discharge all the Secured Obligations, Lender may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of





















                                          -8-              STM-63734.1
such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement be after five (5) days' notice to Pledgor.

        (c)  If, at any time when Lender in its sole
discretion determines, following the occurrence and during the continuance of an Event of Default, that, in connection with any actual or contemplated exercise of its rights (when permitted under this Section 12) to sell the whole or any part of the Pledged Collateral hereunder, it is necessary or advisable to effect a public registration of all or part of the Pledged Collateral pursuant to the Securities Act of 1933, as amended (or any similar statute then in effect) (the "Act"), Pledgor shall, in an expeditious manner, cause Borrower to:

             (i) Prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to the Pledged Collateral and use its best efforts to cause such registration statement to become and remain effective.

             (ii) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of the Pledged Collateral covered by such registration statement whenever Lender shall desire to sell or otherwise dispose of the Pledged Collateral.

             (iii) Furnish to Lender such number of copies on a prospectus and a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as Lender may request in order to facilitate the public sale or other disposition of the Pledged Collateral by Lender.

             (iv)  Use its best efforts to register or
qualify the Pledged Collateral covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as Lender shall request, and do such other reasonable acts and things as may be required of it to enable Lender to consummate the public sale or other disposition in such jurisdictions of the Pledged Collateral by Lender.
























                                          -9-              STM-63734.1

             (v) Furnish, at the request of Lender, on the date that the Pledged Collateral is delivered to the underwriters for sale pursuant to such registration or, if the Pledged Collateral is not being sold through underwriters, on the date that the registration statement with respect to such Pledged Collateral becomes effective,
(A) an opinion, dated such date, of the independent counsel representing such registrant for the purposes of such registration, addressed to the underwriters, if any, and in the event the Pledged Collateral is not being sold through underwriters, then to Lender, in customary form and covering matters of the type customarily covered in such legal opinions; and (B) a comfort letter, dated such date, from the independent certified public accountants of such registrant, addressed to the underwriters, if any, and in the event the Pledged Collateral is not being sold through underwriters, then to Lender, in a customary form and covering matters of the type customarily covered by such comfort letters and as the underwriters or Lender shall reasonably request. The opinion of counsel referred to above shall additionally cover such other legal matters with respect to the registration in respect of which such opinion is being given as Lender may reasonably request. The letter referred to above from the independent certified public accounts shall additionally cover such other financial matters (including information as to the period ending not more than five (5) Business Days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as Lender may reasonably request.

             (vi) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than 18 months after the effective date of the registration statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act.

        (d) All expenses incurred in complying with Section 12 hereof, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), printing expenses, fees and disbursements of counsel for the registrant, the fees and expenses of counsel for Lender, expenses of the independent certified public accounts (including any special audits incident to or required by any such registration) and





















                                         -10-             STM-63734.1






expenses of complying with the securities or blue sky laws of any jurisdictions, shall be part of the Secured
Obligations.

        (e) Pledgor acknowledges that notwithstanding the legal availability of a private sale or a sale subject to the restrictions described below in paragraph (g), Lender may, in its discretion, elect to register any or all the Pledged Collateral under the Act (or any applicable state securities law) in accordance with its rights hereunder. Pledgor, however, recognizes that Lender may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof. Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Lender shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the registrant to register such securities for public sale under the Act, or under applicable state securities laws, even if Pledgor would agree to do so.

        (f) Pledgor further agrees that a breach of any of the covenants contained in this Section 12 will cause irreparable injury to Lender, that Lender has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 12 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations. Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by Lender by reason of a breach of any of such covenants and, consequently, agrees that, if Lender shall sue for damages for breach, it shall pay, as liquidated damages and not as a penalty, an amount equal to the lesser of (i) the value of the Pledged Collateral pledged by Pledgor on the date Lender shall demand compliance with this
Section 12, and (ii) the amount required to pay in full the Secured Obligations.

        (g) In addition to remedies set forth in Section 12 above, Lender may, in its discretion (subject only to





















                                         -11-              STM-63734.1
applicable requirements of law), sell such Pledged
Collateral or a part thereof by private sale in such manner and under such circumstances as Lender may deem necessary or advisable. Without limiting the generality of the foregoing, in any such event, Lender may, in its discretion,
(x) in accordance with applicable securities laws, proceed to make such private sales, (y) approach and negotiate with a single possible purchaser to effect such sale, and (z) restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or part thereof. In addition to a private sale as provided above in this Section
12, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act at the time of any proposed sale pursuant to this
Section 12, then Lender shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions (i) as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale, (ii) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof, (iii) as to the representations required to be made by each Person, bidding or purchasing at such sale relating to that Person's access to financial information about Pledgor and such Person's intentions as to the holding of the Pledged Collateral so sold for investment, for its own account, and not with a view to the distribution thereof, and (iv) as to such other matters as Lender may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure to so register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors' rights and the Act and all applicable state securities laws.

        SECTION 13. APPLICATION OF PROCEEDS. Any cash held by Lender as Pledged Collateral and all cash proceeds received by Lender in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall be applied by Lender in accordance with the terms of the Parent Guaranty and the Credit Agreement.

        SECTION 14.  IRREVOCABLE AUTHORIZATION AND
INSTRUCTION TO BORROWER.  Pledgor hereby authorizes and





















                                         -12-             STM-63734.1






instructs Borrower to comply with any instruction received by Borrower from Lender in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from Pledgor, and Pledgor agrees that Borrower shall be fully protected in so complying.

        SECTION 15.  MISCELLANEOUS PROVISIONS.

        SECTION 15.1  No Waiver; Cumulative Remedies.
Except by a written instrument pursuant to Section 15.5 hereof, Lender shall not, by any act, delay, indulgence, omission or otherwise, be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

        SECTION 15.2  Notices.  All notices, approvals,
consents or other communications required or desired to be given hereunder shall be in the form and manner, and delivered in accordance with, Section 10.9 of the Credit
Agreement.

        SECTION 15.3  Headings.  The headings in this
Agreement are for purposes of reference only and shall not affect the meaning or construction of any provision of this Agreement.

        SECTION 15.4 Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.





















                                         -13-              STM-63734.1

        SECTION 15.5 Amendments, Waivers and Consents. Any amendment or waiver of any provision of this Agreement and any consent to any departure by Pledgor from any provision of this Agreement shall be effective only if made pursuant to a written instrument executed by Pledgor and Lender (or if a waiver or a consent, a written letter or agreement executed by Lender).

        SECTION 15.6 Interpretation of Agreement. Time is of the essence in each provision of this Agreement of which time is an element. All terms not defined herein or in the Credit Agreement shall have the meaning set forth in the applicable Uniform Commercial Code, except where the context otherwise requires. To the extent a term or provision of this Agreement conflicts with the Parent Guaranty or the Credit Agreement, as the case may be, and is not dealt with herein with more specificity, the Parent Guaranty or Credit Agreement, as the case may be, shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant to determine the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

        SECTION 15.7 Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the Termination Date, (b) be binding upon Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Lender hereunder, to the benefit of Lender and its respective successors, transferees and assigns.

        SECTION 15.8  Survival of Provisions.  All
representations, warranties and covenants of Pledgor contained herein shall survive the execution and delivery of this Agreement, and shall terminate only on the Termination
Date.

        SECTION 15.9  Lien Absolute.  All rights of Lender
hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

        (a) any lack of validity or enforceability of the Parent Guaranty, Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;






















                                         -14-              STM-63734.1

        (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Parent Guaranty, Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured
Obligations;

        (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; or

        (d) any other circumstances which might otherwise constitute a defense available to, or a discharge of, Pledgor.

        SECTION 15.10 Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Pledgor for liquidation or reorganization, should Pledgor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Pledgor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

        SECTION 15.11  Waivers.  Pledgor waives notice of
acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor or default of any and all of the Secured Obligations, and all other notices to which Pledgor might otherwise be entitled, except as otherwise expressly provided herein or in the Parent Guaranty or in the Credit Agreement.

        SECTION 15.12  Authority of Lender.  Lender shall
have and be entitled to exercise all powers hereunder which are specifically granted to Lender by the terms hereof, together with such powers as are reasonably incident





















                                         -15-              STM-63734.1
thereto. Lender may exercise any of its duties hereunder or in connection with the Pledged Collateral by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters. Neither Lender nor any Affiliate of Lender or any director, officer, employee, attorney or agent of Lender or such Affiliate shall be liable to Pledgor for any action taken or omitted to be taken by it or them hereunder, except for actions or inactions solely relating to its or their own gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction, nor shall Lender be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished pursuant hereto. Lender and its Affiliates and their respective directors, officers, employees, attorneys and agents shall be entitled to rely on any communication, instrument or document believed by it or them to be genuine and correct and to have been signed or sent by the proper person or persons.

        SECTION 15.13 Release; Termination of Agreement. This Agreement shall terminate on the Termination Date. At such time, Lender shall, at the request of Pledgor, reassign and redeliver to Pledgor all of the Pledged Collateral pledged by Pledgor hereunder which has not been sold, disposed of, retained or applied by Lender in accordance with the terms hereof, and execute and deliver to Pledgor such documents as may reasonably be requested by Pledgor to evidence the same. Such reassignment and redelivery shall be without warranty by or recourse to Lender, except as to the absence of any prior assignments by Lender of its interest in the Pledged Collateral pledged by Pledgor, and shall be at the expense of Pledgor.

        SECTION 15.14  Final Expression.  This Agreement,
together with any other agreement executed in connection herewith, is intended by the parties as a final expression of this Agreement and is intended as a complete and exclusive statement of the terms and conditions thereof.
Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant to determine the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

        SECTION 15.15  Counterparts.  This Agreement may be
executed in one or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same agreement.





















                                         -16-              STM-63734.1

        SECTION 15.16  GOVERNING LAW; CONSENT TO
JURISDICTION AND VENUE. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. PLEDGOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN PLEDGOR AND LENDER PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE PARENT GUARANTY, THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, PROVIDED, THAT LENDER AND PLEDGOR ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK CITY AND, PROVIDED, FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGEMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. PLEDGOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND PLEDGOR HEREBY WAIVES ANY OBJECTION WHICH PLEDGOR MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINTS AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO PLEDGOR AT THE ADDRESS SET FORTH IN SECTION
10.9 OF THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF PLEDGOR'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

        SECTION 15.17 MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER




















                                         -17-              STM-63734.1

SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE
PARTIES ARISING OUT OF, CONNECTED WITH, RELATED TO, OR
INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN
CONNECTION WITH, THIS AGREEMENT, THE PARENT GUARANTY, THE
CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE
TRANSACTIONS RELATED THERETO.

        SECTION 15.18  Dating.  Although this Agreement is
dated as of the date first written above for convenience, the actual dates of execution hereof by the parties hereto are respectively the dates set forth under the signatures hereto, and this Agreement shall be effective on the latest of such dates.

        SECTION 15.19  ACKNOWLEDGMENTS.  PLEDGOR HEREBY
ACKNOWLEDGES THAT:

        (a)  IT HAS BEEN ADVISED BY COUNSEL IN THE
NEGOTIATION, EXECUTION AND DELIVERY OF THIS AGREEMENT;

        (b)  LENDER HAS NO FIDUCIARY RELATIONSHIP TO
PLEDGOR, AND THE RELATIONSHIP BETWEEN LENDER, ON THE ONE
HAND, AND PLEDGOR, ON THE OTHER HAND, IS SOLELY THAT OF
CREDITOR AND DEBTOR, RESPECTIVELY; AND

        (c)  NO JOINT VENTURE EXISTS AMONG LENDER AND
PLEDGOR.











































                                         -18-             STM-63734.1

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.


                       PLEDGOR:


                       C.I.S. TECHNOLOGIES, INC.
                       By:  /s/ Richard A. Evans
                       Name:  Richard A. Evans
                       Title:
                       Date:



Accepted and Acknowledged by:

LENDER:

GENERAL ELECTRIC CAPITAL
  CORPORATION


By: /s/ Dan Pengue
Name:
Title: Authorized Signatory
Date:








































                                         -19-              STM-63734.1

                         Schedule I

                       PLEDGED SHARES

Attached to and forming a part of that certain Pledge
Agreement, as amended, supplemented or otherwise modified, dated as of February 1, 1996 made by C.I.S. TECHNOLOGIES, INC. in favor of GENERAL ELECTRIC CAPITAL CORPORATION relating to the shares of capital stock of C.I.S., Inc. set forth below.



               Stock
 Class of   Certificate     Par       Number    Percentage
   Stock       Number      Value    of Shares  Outstanding



                                                   100%




















































             STM-63734.1

                         SCHEDULE II

                 PLEDGE AGREEMENT SUPPLEMENT

        This Pledge Agreement Supplement, dated as of _______, 19__, is delivered pursuant to Section 5 of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Agreement Supplement may be attached to the Pledge Agreement, dated as of February 1, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "Pledge Agreement"; the terms defined therein and not otherwise defined herein being used as therein defined), made by C.I.S. Technologies, Inc. to General Electric Capital Corporation and that the shares listed on this Pledge Agreement Supplement shall be and become part of the Pledged Shares and Pledged Collateral referred to in the Pledge Agreement and shall secure all Secured Obligations.

        The undersigned agrees that the shares listed below shall for all purposes constitute Pledged Shares and Pledged
Collateral and shall be subject to the security interest created by the Pledge Agreement.

        The undersigned hereby certifies that the representations and warranties set forth in Section 4 of the Pledge Agreement of the undersigned are true and correct as to the Pledged Collateral listed herein on and as of the date hereof.

                       C.I.S. TECHNOLOGIES, INC.


                       By:
                            Name:
                            Title:

                       Stock
    Class of        Certificate          Par            Number
      Stock          Number(s)          Value          of Shares






























             STM-63734.1

                       ACKNOWLEDGMENT AND CONSENT


        The undersigned hereby acknowledges receipt of a copy of the Pledge Agreement dated as of February 1, 1996, made and entered into by and between C.I.S. TECHNOLOGIES, INC. and GENERAL ELECTRIC CAPITAL CORPORATION ("Lender") (the "Pledge Agreement"). The undersigned agrees for the benefit of Lender as follows:

        1. The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.


        2. The undersigned will notify Lender promptly in writing of the occurrence of any of the events described in Section 6(c) of the Pledge Agreement.

        3. The terms of Section 12(g) of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of Section 12 of the Pledge Agreement.


                            C.I.S., INC.



                            By:  /s/ Richard A. Evans
                            Name: Richard A. Evans
                            Title: Treasurer








































             STM-63734.1